CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report on Form 10-Q of The Brink's Company (the "Company") for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael T. Dan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  the Report fully complies with the  requirements  of Section 13(a) or 15
        (d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/ Michael T. Dan
-----------------------------------------
Michael T. Dan
Chief Executive Officer
May 12, 2003

A signed original of this written statement required by Section 906 has been provided to The Brink's Company and will be retained by The Brink's Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report on Form 10-Q of The Brink's Company (the "Company") for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert T. Ritter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ Robert T. Ritter
-----------------------------------------
Robert T. Ritter
Chief Financial Officer
May 12, 2003

A signed original of this written statement required by Section 906 has been provided to The Brink's Company and will be retained by The Brink's Company and furnished to the Securities and Exchange Commission or its staff upon request.